UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2021 (June 7, 2021)

OPTIMUMBANK HOLDINGS, INC.

(Exact name of registrant as specified in charter)

Florida	000-50755	55-0865043
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2929 East Commercial Boulevard, Fort Lauderdale, FL 33308

(Address of Principal Executive Offices) (Zip Code)

(954) 776-2332

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 Par Value	OPHC	NASDAQ Capital Market

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. Yes ☐ No ☒

Explanatory Note

The Company has amended the disclosure under Item 3.02 of its Form 8-K filed on June 7, 2021, in order to reflect that the Company sold 23,529 shares sold to one purchaser at a price of $4.25 per share, with the balance of the shares to seven other investors at a price of $4.50 per share.

Item 3.02. Unregistered Sales of Equity Securities.

During June 2021, the Company issued 262,417 shares of its common stock in a private placement transaction to four accredited investors. All of the shares were sold at a price of $4.50 per share, except for 23,529 shares sold to one purchaser at a price of $4.25 per share. None of the investors was an officer, director or affiliate of the Company. The issuance of the shares in these transactions was exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933 as a transaction by an issuer not involving a public offering.

During July 2021, the Company issued an additional 205,823 shares of its common stock in a private placement transaction to four accredited investors at a price of $4.50 per share. None of these investors was an officer, director or affiliate of the Company other than Martin Schmidt, who is a director of the Company. Mr. Schmidt purchased 5,323 shares. The shares issued to Mr. Schmidt were issued to him pursuant to the company’s equity incentive plan. The issuance of the shares in these transactions was exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933 as a transaction by an issuer not involving a public offering.

The proceeds from the sales will be primarily utilized by the Company to make capital contributions to OptimumBank in order to maintain its regulatory capital levels and to permit further expansion of its business. OptimumBank will utilize the capital contributions to make additional loans and investments and to meet its other working capital requirements.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements as that term is defined in the federal securities laws. The events described in forward-looking statements contained in this Current Report on Form 8-K may not occur. Generally these statements relate to business plans or strategies, projected or anticipated benefits or other consequences of the Company’s plans or strategies, financing plans, projected or anticipated benefits from acquisitions that the Company may make, or projections involving anticipated revenues, earnings or other aspects of the Company’s operating results or financial position, and the outcome of any contingencies. Any such forward-looking statements are based on current expectations, estimates and projections of management. The Company intends for these forward-looking statements to be covered by the safe-harbor provisions for forward-looking statements. Words such as “may,” “will,” “expect,” “believe,” “anticipate,” “project,” “plan,” “intend,” “estimate,” and “continue,” and their opposites and similar expressions are intended to identify forward-looking statements. The Company cautions you that these statements are not guarantees of future performance or events and are subject to a number of uncertainties, risks and other influences, many of which are beyond the Company’s control, that may influence the accuracy of the statements and the projections upon which the statements are based. All cautionary statements made in this Current Report on Form 8-K should be read as being applicable to all related forward-looking statements wherever they appear.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 17, 2021	By:	/s/ Moishe Gubin
Moishe Gubin
Chairman